                                                                   Exhibit 99.1

CHUBB GROUP OF INSURANCE COMPANIES                      DECLARATIONS
                                                        FINANCIAL INSTITUTION INVESTMENT
15 Mountain View Road, Warren, New Jersey 07059         COMPANY ASSET PROTECTION BOND

NAME OF ASSURED (including its SUBSIDIARIES):           Bond Number: 81392003

SOUND SHORE FUND, INC.
                                                        FEDERAL INSURANCE COMPANY

Two Portland Square                                     Incorporated under the laws of Indiana
Portland, ME 04101                                      a stock insurance company herein called the COMPANY
                                                        Capital Center, 251 North Illinois, Suite 1100
                                                        Indianapolis, IN 46204-1927

ITEM 1. BOND PERIOD: from 12:01 a.m. on April 30, 2007
                     to   12:01 a.m. on April 30, 2008

ITEM 2. LIMITS OF LIABILITY--DEDUCTIBLE AMOUNTS:

        If "Not Covered" is inserted below opposite any specified INSURING CLAUSE, such INSURING CLAUSE and any other reference shall be deemed to be deleted. THERE SHALL BE NO DEDUCTIBLE APPLICABLE TO ANY LOSS UNDER INSURING CLAUSE 1. SUSTAINED BY ANY INVESTMENT COMPANY.

                                              LIMIT OF     DEDUCTIBLE
          INSURING CLAUSE                     LIABILITY      AMOUNT
          ---------------                    -----------   ----------
          1.  Employee                       $2,100,000.    $25,000.
          2.  On Premises                    $2,100,000.    $25,000.
          3.  In Transit                     $2,100,000.    $25,000.
          4.  Forgery or Alteration          $2,100,000.    $25,000.
          5.  Extended Forgery               $2,100,000.    $25,000.
          6.  Counterfeit Money              $2,100,000.    $25,000.
          7.  Threats to Person              $2,100,000.    $25,000.
          8.  Computer System                $2,100,000.    $25,000.
          9.  Voice Initiated Funds
                Transfer Instruction         $2,100,000.    $25,000.
          10. Uncollectible Items of Deposit $   50,000.    $     0.
          11. Audit Expense                  $   50,000.    $     0.

ITEM 3. THE LIABILITY OF THE COMPANY IS ALSO SUBJECT TO THE TERMS OF THE FOLLOWING ENDORSEMENTS EXECUTED SIMULTANEOUSLY HEREWITH:
        Endorsement Nos. 1 - 3

IN WITNESS WHEREOF, THE COMPANY has caused this Bond to be signed by its authorized officers, but it shall not be valid unless also signed by an authorized representative of the Company.

ICAP Bond (5-98) - Federal
Form 17-02-1421 (Ed. 5-98) Page 1 of 1

                          The COMPANY, in consideration of payment of the required premium, and in reliance on the APPLICATION and all other statements made and information furnished to the COMPANY by the ASSURED, and subject to the DECLARATIONS made a part of this Bond and to all other terms and conditions of this Bond, agrees to pay the ASSURED for:

INSURING CLAUSES

EMPLOYEE                  1.  Loss resulting directly from LARCENY or EMBEZZLEMENT
                              committed by any EMPLOYEE, alone or in collusion with others.

ON PREMISES               2.  Loss of PROPERTY resulting directly from robbery, burglary, false pretenses, common law or statutory larceny, misplacement,
                              mysterious unexplainable disappearance, damage, destruction or removal, from the possession, custody or control of the
                              ASSURED, while such PROPERTY is lodged or deposited at
                              premises located anywhere.

IN TRANSIT                3.  Loss of PROPERTY resulting directly from common law or statutory larceny, misplacement, mysterious unexplainable disappearance, damage or destruction, while the PROPERTY is in transit anywhere:

                              a.   in an armored motor vehicle, including loading and unloading thereof,

                              b.   in the custody of a natural person acting as a messenger of the
                                   ASSURED, or

                              c.   in the custody of a TRANSPORTATION COMPANY and being
                                   transported in a conveyance other than an armored motor
                                   vehicle provided, however, that covered PROPERTY transported in such manner is limited to the following:

                                   (1)    written records,

                                   (2)    securities issued in registered form, which are not
                                          endorsed or are restrictively endorsed, or

                                   (3)    negotiable instruments not payable to bearer, which are
                                          not endorsed or are restrictively endorsed.

                              Coverage under this INSURING CLAUSE begins immediately on
                              the receipt of such PROPERTY by the natural person or
                              TRANSPORTATION COMPANY and ends immediately on delivery to the premises of the addressee or to any representative of the addressee located anywhere.

ICAP Bond (5-98)
Form 17-02-1421
(Ed. 5-98) Page 1 of 19


INSURING CLAUSES
(CONTINUED)

FORGERY OR ALTERATION     4.  Loss resulting directly from:

                              a.  FORGERY on, or fraudulent material alteration of, any bills of exchange, checks, drafts, acceptances, certificates of deposits, promissory notes, due bills, money orders, orders upon public treasuries, letters of credit, other written promises, orders or directions to pay sums certain in money, or receipts for the withdrawal of PROPERTY, or

                              b.  transferring, paying or delivering any funds or other PROPERTY, or establishing any credit or giving any value in reliance on any written instructions, advices or applications directed to the
                                  ASSURED authorizing or acknowledging the transfer, payment, delivery or receipt of funds or other PROPERTY, which
                                  instructions, advices or applications fraudulently purport to bear the handwritten signature of any customer of the ASSURED, or shareholder or subscriber to shares of an INVESTMENT COMPANY, or of any financial institution or EMPLOYEE but which
                                  instructions, advices or applications either bear a FORGERY or have been fraudulently materially altered without the knowledge and consent of such customer, shareholder, subscriber, financial institution or EMPLOYEE;

                              excluding, however, under this INSURING CLAUSE any loss
                              covered under INSURING CLAUSE 5. of this Bond, whether or
                              not coverage for INSURING CLAUSE 5. is provided for in the
                              DECLARATIONS of this Bond.

                              For the purpose of this INSURING CLAUSE, a mechanically
                              reproduced facsimile signature is treated the same as a handwritten signature.

EXTENDED FORGERY          5.  Loss resulting directly from the ASSURED having, in good faith, and in the ordinary course of business, for its own account or the account of others in any capacity:

                              a.   acquired, accepted or received, accepted or received, sold or delivered, or given value, extended credit or assumed
                                   liability, in reliance on any original SECURITIES, DOCUMENTS
                                   OR OTHER WRITTEN INSTRUMENTS which prove to:

                                   (1)   bear a FORGERY or a fraudulently material alteration,

                                   (2)   have been lost or stolen, or

                                   (3)   be COUNTERFEIT, or

                              b.   guaranteed in writing or witnessed any signatures on any
                                   transfer, assignment, bill of sale, power of attorney,
                                   guarantee, endorsement or other obligation upon or in
                                   connection with any SECURITIES, DOCUMENTS OR OTHER
                                   WRITTEN INSTRUMENTS.

                              Actual physical possession, and continued actual physical
                              possession if taken as collateral, of such SECURITIES, DOCUMENTS OR
                              OTHER WRITTEN INSTRUMENTS by an EMPLOYEE, CUSTODIAN, or a
                              Federal or State chartered deposit institution of the ASSURED is a condition precedent to the ASSURED having relied on such items.
                              Release or return of such collateral is an acknowledgment by the
                              ASSURED that it no longer relies on such collateral.

ICAP Bond (5-98)
Form 17-02-1421
(Ed. 5-98) Page 2 of 19


INSURING CLAUSES

EXTENDED FORGERY              For the purpose of this INSURING CLAUSE, a mechanically
(CONTINUED)                   reproduced facsimile signature is treated the same as a handwritten signature.

COUNTERFEIT MONEY         6.  Loss resulting directly from the receipt by the ASSURED in good faith of any COUNTERFEIT money.

THREATS TO PERSON         7.  Loss resulting directly from surrender of PROPERTY away from an office of the ASSURED as a result of a threat communicated to the
                              ASSURED to do bodily harm to an EMPLOYEE as defined in Section
                              1.e. (1), (2) and (5), a RELATIVE or invitee of such EMPLOYEE, or a resident of the household of such EMPLOYEE, who is, or allegedly is, being held captive provided, however, that prior to the surrender of such PROPERTY:

                              a.  the EMPLOYEE who receives the threat has made a reasonable effort to notify an officer of the ASSURED who is not involved in such threat, and

                              b.  the ASSURED has made a reasonable effort to notify the Federal
                                  Bureau of Investigation and local law enforcement authorities concerning such threat.

                              It is agreed that for purposes of this INSURING CLAUSE, any
                              EMPLOYEE of the ASSURED, as set forth in the preceding
                              paragraph, shall be deemed to be an ASSURED hereunder, but only with respect to the surrender of money, securities and other tangible personal property in which such EMPLOYEE has a legal or equitable interest.

COMPUTER SYSTEM           8.  Loss resulting directly from fraudulent:

                              a.  entries of data into, or

                              b.  changes of data elements or programs within,

                              a COMPUTER SYSTEM, provided the fraudulent entry or change causes:

                                  (1) funds or other property to be transferred, paid or delivered,

                                  (2) an account of the ASSURED or of its customer to be added, deleted, debited or credited, or

                                  (3) an unauthorized account or a fictitious account to be debited or credited.

ICAP Bond (5-98)
Form 17-02-1421
(Ed. 5-98) Page 3 of 19

INSURING CLAUSES
(CONTINUED)

VOICE INITIATED FUNDS     9.  Loss resulting directly from VOICE INITIATED FUNDS TRANSFER
TRANSFER INSTRUCTION          INSTRUCTION directed to the ASSURED authorizing the transfer of dividends or redemption proceeds of INVESTMENT COMPANY
                              shares from a CUSTOMER'S account, provided such VOICE
                              INITIATED FUNDS TRANSFER INSTRUCTION was:

                              a.   received at the ASSURED'S offices by those EMPLOYEES
                                   of the ASSURED specifically authorized to receive the
                                   VOICE INITIATED FUNDS TRANSFER INSTRUCTION,

                              b.   made by a person purporting to be a CUSTOMER, and

                              c.   made by said person for the purpose of causing the
                                   ASSURED or CUSTOMER to sustain a loss or making an
                                   improper personal financial gain for such person or any
                                   other person.

                              In order for coverage to apply under this INSURING CLAUSE, all VOICE INITIATED FUNDS TRANSFER INSTRUCTIONS must be
                              received and processed in accordance with the Designated
                              Procedures outlined in the APPLICATION furnished to the
                              COMPANY.

UNCOLLECTIBLE ITEMS OF    10. Loss resulting directly from the ASSURED having credited an
DEPOSIT                       account of a customer, shareholder or subscriber on the faith of any ITEMS OF DEPOSIT which prove to be uncollectible, provided that the crediting of such account causes:

                              a.   redemptions or withdrawals to be permitted,

                              b.   shares to be issued, or

                              c.   dividends to be paid,

                              from an account of an INVESTMENT COMPANY.

                              In order for coverage to apply under this INSURING CLAUSE, the ASSURED must hold ITEMS OF DEPOSIT for the minimum
                              number of days stated in the APPLICATION before permitting any redemptions or withdrawals, issuing any shares or paying any dividends with respect to such ITEMS OF DEPOSIT.

                              ITEMS OF DEPOSIT shall not be deemed uncollectible until the
                              ASSURED'S standard collection procedures have failed.

AUDIT EXPENSE             11. Expense incurred by the ASSURED for that part of the cost of audits or examinations required by any governmental regulatory authority or self-regulatory organization to be conducted by such authority, organization or their appointee by reason of the discovery of loss sustained by the ASSURED and covered by
                              this Bond.

ICAP Bond (5-98)
Form 17-02-1421
(Ed. 5-98) Page 4 of 19

GENERAL AGREEMENTS

ADDITIONAL COMPANIES      A.  If more than one corporation, or INVESTMENT COMPANY, or any
INCLUDED AS ASSURED           combination of them is included as the ASSURED herein:

                              (1) The total liability of the COMPANY under this Bond for loss or losses sustained by any one or more or all of them shall not exceed the limit for which the COMPANY would be liable
                                  under this Bond if all such loss were sustained by any one of them.

                              (2) Only the first named ASSURED shall be deemed to be the sole agent of the others for all purposes under this Bond, including but not limited to the giving or receiving of any notice or proof required to be given and for the purpose of effecting or accepting any amendments to or termination of this Bond. The COMPANY shall furnish each INVESTMENT
                                  COMPANY with a copy of the Bond and with any amendment
                                  thereto, together with a copy of each formal filing of claim by any other named ASSURED and notification of the terms of
                                  the settlement of each such claim prior to the execution of such settlement.

                              (3) The COMPANY shall not be responsible for the proper
                                  application of any payment made hereunder to the first named
                                  ASSURED.

                              (4) Knowledge possessed or discovery made by any partner,
                                  director, trustee, officer or supervisory employee of any
                                  ASSURED shall constitute knowledge or discovery by all the
                                  ASSUREDS for the purposes of this Bond.

                              (5) If the first named ASSURED ceases for any reason to be covered under this Bond, then the ASSURED next named on
                                  the APPLICATION shall thereafter be considered as the first named ASSURED for the purposes of this Bond.

REPRESENTATION MADE BY    B.  The ASSURED represents that all information it has furnished in
ASSURED                       the APPLICATION for this Bond or otherwise is complete, true and correct. Such APPLICATION and other information constitute part of this Bond.

                              The ASSURED must promptly notify the COMPANY of any
                              change in any fact or circumstance which materially affects the risk assumed by the COMPANY under this Bond.

                              Any intentional misrepresentation, omission, concealment or incorrect statement of a material fact, in the APPLICATION or otherwise, shall be grounds for recision of this Bond.

ICAP Bond (5-98)
Form 17-02-1421
(Ed. 5-98) Page 5 of 19

GENERAL AGREEMENTS
(CONTINUED)

ADDITIONAL OFFICES OR     C.  If the ASSURED, other than an INVESTMENT COMPANY, while this
EMPLOYEES -                   Bond is in force, merges or consolidates with, or purchases or
CONSOLIDATION,                acquires assets or liabilities of another institution, the ASSURED
MERGER OR PURCHASE OR         shall not have the coverage afforded under this Bond for loss
ACQUISITION OF ASSETS OR      which has:
LIABILITIES - NOTICE TO
COMPANY                       (1) occurred or will occur on premises, or
                              (2) been caused or will be caused by an employee, or
                              (3) arisen or will arise out of the assets or liabilities,

                              of such institution, unless the ASSURED:

                              a.  gives the COMPANY written notice of the proposed
                                  consolidation, merger or purchase or acquisition of assets or liabilities prior to the proposed effective date of such action,
                                  and
                              b.  obtains the written consent of the COMPANY to extend
                                  some or all of the coverage provided by this Bond to such
                                  additional exposure, and
                              c.  on obtaining such consent, pays to the COMPANY an
                                  additional premium.

CHANGE OF CONTROL -       D.  When the ASSURED learns of a change in control (other than in
NOTICE TO COMPANY             an INVESTMENT COMPANY), as set forth in Section 2(a) (9) of the
                              Investment Company Act of 1940, the ASSURED shall within
                              sixty (60) days give written notice to the COMPANY setting forth:

                              (1) the names of the transferors and transferees (or the names of the beneficial owners if the voting securities are registered in another name),
                              (2) the total number of voting securities owned by the
                                  transferors and the transferees (or the beneficial owners), both immediately before and after the transfer, and
                              (3) the total number of outstanding voting securities. Failure to give the required notice shall result in termination of
                                  coverage for any loss involving a transferee, to be effective on the date of such change in control.

COURT COSTS AND           E.  The COMPANY will indemnify the ASSURED for court costs
ATTORNEYS' FEES               and reasonable attorneys' fees incurred and paid by the
                              ASSURED in defense, whether or not successful, whether or not fully litigated on the merits and whether or not settled, of any claim, suit or legal proceeding with respect to which the
                              ASSURED would be entitled to recovery under this Bond.
                              However, with respect to INSURING CLAUSE 1., this Section
                              shall only apply in the event that:

                              (1) an EMPLOYEE admits to being guilty of LARCENY OR
                                  EMBEZZLEMENT,
                              (2) an EMPLOYEE is adjudicated to be guilty of LARCENY OR
                                  EMBEZZLEMENT, or

ICAP Bond (5-98)
Form 17-02-1421
(Ed. 5-98) Page 6 of 19

GENERAL AGREEMENTS

COURT COSTS AND                (3)    in the absence of 1 or 2 above, an arbitration panel agrees,
ATTORNEYS' FEES                       after a review of an agreed statement of facts between the
(CONTINUED)                           COMPANY and the ASSURED, that an EMPLOYEE would
                                      be found guilty of LARCENY OR EMBEZZLEMENT if such
                                      EMPLOYEE were prosecuted.

                               The ASSURED shall promptly give notice to the COMPANY of
                               any such suit or legal proceeding and at the request of the
                               COMPANY shall furnish copies of all pleadings and pertinent papers to the COMPANY. The COMPANY may, at its sole
                               option, elect to conduct the defense of all or part of such legal proceeding. The defense by the COMPANY shall be in the name of the ASSURED through attorneys selected by the COMPANY.
                               The ASSURED shall provide all reasonable information and
                               assistance as required by the COMPANY for such defense.

                               If the COMPANY declines to defend the ASSURED, no
                               settlement without the prior written consent of the COMPANY nor judgment against the ASSURED shall determine the
                               existence, extent or amount of coverage under this Bond.

                               If the amount demanded in any such suit or legal proceeding is within the DEDUCTIBLE AMOUNT, if any, the COMPANY
                               shall have no liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceeding.

                               If the amount demanded in any such suit or legal proceeding is in excess of the LIMIT OF LIABILITY stated in ITEM 2. of the
                               DECLARATIONS for the applicable INSURING CLAUSE, the
                               COMPANY'S liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceedings is limited to the proportion of such court costs and attorney's fees incurred that the LIMIT OF LIABILITY stated in ITEM 2. of the
                               DECLARATIONS for the applicable INSURING CLAUSE bears
                               to the total of the amount demanded in such suit or legal
                               proceeding.

                               If the amount demanded is any such suit or legal proceeding is in excess of the DEDUCTIBLE AMOUNT, if any, but within the
                               LIMIT OF LIABILITY stated in ITEM 2. of the
                               DECLARATIONS for the applicable INSURING CLAUSE, the
                               COMPANY'S liability for court costs and attorney's fees incurred in defending all or part of such suit or legal proceedings shall be limited to the proportion of such court costs or attorney's fees that the amount demanded that would be payable under this Bond after application of the DEDUCTIBLE AMOUNT, bears to the total
                               amount demanded.

                               Amounts paid by the COMPANY for court costs and attorneys'
                               fees shall be in addition to the LIMIT OF LIABILITY stated in
                               ITEM 2. of the DECLARATIONS.

ICAP Bond (5-98)
Form 17-02-1421
(Ed. 5-98) Page 7 of 19

CONDITIONS AND
LIMITATIONS

DEFINITIONS               1.  As used in this Bond:

                              a.  COMPUTER SYSTEM means a computer and all input, output, processing, storage, off-line media libraries, and
                                  communication facilities which are connected to the computer and which are under the control and supervision of the
                                  operating system(s) or application(s) software used by the
                                  ASSURED.

                              b.  COUNTERFEIT means an imitation of an actual valid original which is intended to deceive and be taken as the original.

                              c.  CUSTODIAN means the institution designated by an INVESTMENT
                                  COMPANY to maintain possession and control of its assets.

                              d.  CUSTOMER means an individual, corporate, partnership, trust customer, shareholder or subscriber of an INVESTMENT
                                  COMPANY which has a written agreement with the ASSURED
                                  for VOICE INITIATED FUNDS TRANSFER INSTRUCTION.

                              e.  EMPLOYEE means:

                                  (1) an officer of the ASSURED,

                                  (2) a natural person while in the regular service of the
                                      ASSURED at any of the ASSURED'S premises and
                                      compensated directly by the ASSURED through its
                                      payroll system and subject to the United States Internal
                                      Revenue Service Form W-2 or equivalent income
                                      reporting plans of other countries, and whom the
                                      ASSURED has the right to control and direct both as to
                                      the result to be accomplished and details and means by
                                      which such result is accomplished in the performance of
                                      such service,

                                  (3) a guest student pursuing studies or performing duties in any of the ASSURED'S premises,

                                  (4) an attorney retained by the ASSURED and an employee
                                      of such attorney while either is performing legal services for the ASSURED,

                                  (5) a natural person provided by an employment contractor
                                      to perform employee duties for the ASSURED under the
                                      ASSURED'S supervision at any of the ASSURED'S
                                      premises,

                                  (6) an employee of an institution merged or consolidated
                                      with the ASSURED prior to the effective date of this
                                      Bond,

                                  (7) a director or trustee of the ASSURED, but only while
                                      performing acts within the scope of the customary and
                                      usual duties of any officer or other employee of the
                                      ASSURED or while acting as a member of any
                                      committee duly elected or appointed to examine or audit
                                      or have custody of or access to PROPERTY of the
                                      ASSURED, or

ICAP Bond (5-98)
Form 17-02-1421
(Ed. 5-98) Page 8 of 19

CONDITIONS AND
LIMITATIONS


DEFINITIONS                       (8)    each natural person, partnership or corporation authorized by
(CONTINUED)                              written agreement with the ASSURED to perform services as
                                         electronic data processor of checks or other accounting records related to such checks but only while such person, partnership or corporation is actually performing such services and not:

                                         a.    creating, preparing, modifying or maintaining the
                                               ASSURED'S computer software or programs, or

                                         b.    acting as transfer agent or in any other agency capacity in issuing checks, drafts or securities for the ASSURED,

                                  (9)    any partner, officer or employee of an investment advisor, an underwriter (distributor), a transfer agent or shareholder accounting recordkeeper, or an administrator, for an INVESTMENT
                                         COMPANY while performing acts coming within the scope of the customary and usual duties of an officer or employee of an
                                         INVESTMENT COMPANY or acting as a member of any committee
                                         duly elected or appointed to examine, audit or have custody of or access to PROPERTY of AN INVESTMENT COMPANY.

                                         The term EMPLOYEE shall not include any partner, officer or employee of a transfer agent, shareholder accounting
                                         recordkeeper or administrator:

                                         a.    which is not an "affiliated person" (as defined in Section
                                               2(a) of the Investment Company Act of 1940) of an
                                               INVESTMENT COMPANY or of the investment advisor or
                                               underwriter (distributor) of such INVESTMENT COMPANY, or

                                         b.    which is a "bank" (as defined in Section 2(a) of the
                                               Investment Company Act of 1940).

                                               This Bond does not afford coverage in favor of the
                                               employers of persons as set forth in e. (4), (5) and
                                               (8) above, and upon payment to the ASSURED by the
                                               COMPANY resulting directly from LARCENY OR
                                               EMBEZZLEMENT committed by any of the partners, officers
                                               or employees of such employers, whether acting alone or in collusion with others, an assignment of such of the
                                               ASSURED'S rights and causes of action as it may have
                                               against such employers by reason of such acts so
                                               committed shall, to the extent of such payment, be given by the ASSURED to the COMPANY, and the ASSURED
                                               shall execute all papers necessary to secure to the
                                               COMPANY the rights provided for herein.

                                  Each employer of persons as set forth in e.(4), (5) and (8) above and the partners, officers and other employees of such employers shall collectively be deemed to be one person for all the purposes of this
                                  Bond; excepting, however, the fifth paragraph of Section 13.

                                  Independent contractors not specified in e.(4), (5) or (8) above, intermediaries, agents, brokers or other representatives of the same general character shall not be considered EMPLOYEES.

ICAP Bond (5-98)
Form 17-02-1421
(Ed. 5-98) Page 9 of 19

CONDITIONS AND
LIMITATIONS

DEFINITIONS                              f.  FORGERY means the signing of the name of another natural
(CONTINUED)                                  person with the intent to deceive but does not mean a
                                             signature which consists in whole or in part of one's own
                                             name, with or without authority, in any capacity for any
                                             purpose.

                                         g.  INVESTMENT COMPANY means any investment company
                                             registered under the Investment Company Act of 1940 and
                                             listed under the NAME OF ASSURED on the
                                             DECLARATIONS.

                                         h.  ITEMS OF DEPOSIT means one or more checks or drafts drawn upon a financial institution in the United States of America.

                                         i.  LARCENY OR EMBEZZLEMENT means larceny or embezzlement
                                             as defined in Section 37 of the Investment Company Act of
                                             1940.

                                         j.  PROPERTY means money, revenue and other stamps; securities;
                                             including any note, stock, treasury stock, bond, debenture, evidence of indebtedness, certificate of deposit, certificate of interest or participation in any profit- sharing agreement, collateral trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any interest or instruments commonly known as a security under the Investment Company Act of 1940, any other certificate of interest or participation in, temporary or interim certificate for, receipt for, guarantee of, or warrant or right to subscribe to or purchase any of the foregoing; bills of exchange;
                                             acceptances; checks; withdrawal orders; money orders;
                                             travelers' letters of credit; bills of lading; abstracts of title;
                                             insurance policies, deeds, mortgages on real estate and/or upon chattels and interests therein; assignments of such
                                             policies, deeds or mortgages; other valuable papers, including books of accounts and other records used by the ASSURED in the conduct of its business (but excluding all electronic data processing records); and, all other instruments similar to or in the nature of the foregoing in which the ASSURED acquired
                                             an interest at the time of the ASSURED'S consolidation or
                                             merger with, or purchase of the principal assets of, a
                                             predecessor or which are held by the ASSURED for any
                                             purpose or in any capacity and whether so held gratuitously or not and whether or not the ASSURED is liable therefor.

                                         k.  RELATIVE means the spouse of an EMPLOYEE or partner of the
                                             ASSURED and any unmarried child supported wholly by, or
                                             living in the home of, such EMPLOYEE or partner and being
                                             related to them by blood, marriage or legal guardianship.

                                         l.  SECURITIES, DOCUMENTS OR OTHER WRITTEN INSTRUMENTS means original (including original counterparts) negotiable or
                                             non-negotiable instruments, or assignments thereof, which in and of themselves represent an equitable interest, ownership, or debt and which are in the ordinary course of business
                                             transferable by delivery of such instruments with any
                                             necessary endorsements or assignments.

ICAP Bond (5-98)
Form 17-02-1421
(Ed. 5-98) Page 10 of 19

CONDITIONS AND
LIMITATIONS

DEFINITIONS                    m.  SUBSIDIARY means any organization that, at the inception
(CONTINUED)                        date of this Bond, is named in the APPLICATION or is
                                   created during the BOND PERIOD and of which more than
                                   fifty percent (50%) of the outstanding securities or voting rights representing the present right to vote for election of directors is owned or controlled by the ASSURED either
                                   directly or through one or more of its subsidiaries.

                               n.  TRANSPORTATION COMPANY means any organization which
                                   provides its own or its leased vehicles for transportation or which provides freight forwarding or air express services.

                               o.  VOICE INITIATED ELECTION means any election concerning dividend options available to INVESTMENT COMPANY
                                   shareholders or subscribers which is requested by voice over the telephone.

                               p.  VOICE INITIATED REDEMPTION means any redemption of
                                   shares issued by an INVESTMENT COMPANY which is
                                   requested by voice over the telephone.

                               q.  VOICE INITIATED FUNDS TRANSFER INSTRUCTION means any
                                   VOICE INITIATED REDEMPTION or VOICE INITIATED ELECTION.

                               For the purposes of these definitions, the singular includes the plural and the plural includes the singular, unless otherwise indicated.

GENERAL EXCLUSIONS -      2.   THIS BOND DOES NOT DIRECTLY OR INDIRECTLY COVER:
APPLICABLE TO ALL
INSURING CLAUSES

                               a.  loss not reported to the COMPANY in writing within sixty
                                   (60) days after termination of this Bond as an entirety;

                               b.  loss due to riot or civil commotion outside the United States of America and Canada, or any loss due to military, naval or usurped power, war or insurrection. This Section 2.b.,
                                   however, shall not apply to loss which occurs in transit in the circumstances recited in INSURING CLAUSE 3., provided
                                   that when such transit was initiated there was no knowledge on the part of any person acting for the ASSURED of such
                                   riot, civil commotion, military, naval or usurped power, war or insurrection;

                               c.  loss resulting from the effects of nuclear fission or fusion or radioactivity;

                               d.  loss of potential income including, but not limited to, interest and dividends not realized by the ASSURED or by any
                                   customer of the ASSURED;

                               e.  damages of any type for which the ASSURED is legally
                                   liable, except compensatory damages, but not multiples
                                   thereof, arising from a loss covered under this Bond;

                               f.  costs, fees and expenses incurred by the ASSURED in
                                   establishing the existence of or amount of loss under this
                                   Bond, except to the extent covered under INSURING
                                   CLAUSE 11.;

                               g.  loss resulting from indirect or consequential loss of any nature;

ICAP Bond (5-98)
Form 17-02-1421
(Ed. 5-98) Page 11 of 19

CONDITIONS AND
LIMITATIONS

GENERAL EXCLUSIONS -          h.  loss resulting from dishonest acts by any member of the Board of
APPLICABLE TO ALL                 Directors or Board of Trustees of the ASSURED who is not an
INSURING CLAUSES                  EMPLOYEE, acting alone or in collusion with others;
(CONTINUED)

                              i.  loss, or that part of any loss, resulting solely from any violation by the ASSURED or by any EMPLOYEE:

                                  (1)      of any law regulating:

                                           a.      the issuance, purchase or sale of securities,

                                           b.      securities transactions on security or commodity
                                                   exchanges or the over the counter market,

                                           c.      investment companies,

                                           d.      investment advisors, or

                                  (2)      of any rule or regulation made pursuant to any such law; or

                              j.  loss of confidential information, material or data;

                              k.  loss resulting from voice requests or instructions received over the telephone, provided however, this Section 2.k. shall not apply to INSURING CLAUSE 7. or 9.

SPECIFIC EXCLUSIONS -     3.  THIS BOND DOES NOT DIRECTLY OR INDIRECTLY COVER:
APPLICABLE TO ALL
INSURING CLAUSES EXCEPT       a.  loss caused by an EMPLOYEE, provided, however, this Section
INSURING CLAUSE 1.                3.a. shall not apply to loss covered under INSURING CLAUSE
                                  2. or 3. which results directly from misplacement, mysterious unexplainable disappearance, or damage or destruction of
                                  PROPERTY;

                              b.  loss through the surrender of property away from premises of the
                                  ASSURED as a result of a threat:

                                  (1)      to do bodily harm to any natural person, except loss of
                                           PROPERTY in transit in the custody of any person acting as messenger of the ASSURED, provided that when such
                                           transit was initiated there was no knowledge by the
                                           ASSURED of any such threat, and provided further that
                                           this Section 3.b. shall not apply to INSURING CLAUSE 7.,
                                           or

                                  (2)      to do damage to the premises or PROPERTY of the
                                           ASSURED;

                              c.  loss resulting from payments made or withdrawals from any account involving erroneous credits to such account;

                              d.  loss involving ITEMS OF DEPOSIT which are not finally paid for any reason provided however, that this Section 3.d. shall not apply to INSURING CLAUSE 10.;

                              e.  loss of property while in the mail;

ICAP Bond (5-98)
Form 17-02-1421
(Ed. 5-98) Page 12 of 19

CONDITIONS AND LIMITATIONS

SPECIFIC EXCLUSIONS -            f.  loss resulting from the failure for any reason of a financial
APPLICABLE TO ALL INSURING           or depository institution, its receiver or other liquidator to
CLAUSES EXCEPT INSURING              pay or deliver funds or other PROPERTY to the ASSURED
CLAUSE 1.                            provided further that this Section 3.f. shall not apply to loss
(CONTINUED)                          of PROPERTY resulting directly from robbery, burglary,
                                     misplacement, mysterious unexplainable disappearance,
                                     damage, destruction or removal from the possession,
                                     custody or control of the ASSURED.

                                 g.  loss of PROPERTY while in the custody of a TRANSPORTATION
                                     COMPANY, provided however, that this Section 3.g. shall
                                     not apply to INSURING CLAUSE 3.;

                                 h.  loss resulting from entries or changes made by a natural person with authorized access to a COMPUTER SYSTEM who
                                     acts in good faith on instructions, unless such instructions are given to that person by a software contractor or its
                                     partner, officer, or employee authorized by the ASSURED
                                     to design, develop, prepare, supply, service, write or
                                     implement programs for the ASSURED's COMPUTER
                                     SYSTEM; or

                                 i.  loss resulting directly or indirectly from the input of data into a COMPUTER SYSTEM terminal, either on the premises of the customer of the ASSURED or under the control of such
                                     a customer, by a customer or other person who had
                                     authorized access to the customer's authentication
                                     mechanism.

SPECIFIC EXCLUSIONS -        4.  THIS BOND DOES NOT DIRECTLY OR INDIRECTLY COVER:
APPLICABLE TO ALL INSURING
CLAUSES EXCEPT INSURING          a.  loss resulting from the complete or partial non-payment of
CLAUSES 1., 4., AND 5.               or default on any loan whether such loan was procured in
                                     good faith or through trick, artifice, fraud or false pretenses;
                                     provided, however, this Section 4.a. shall not apply to
                                     INSURING CLAUSE 8.;

                                 b.  loss resulting from forgery or any alteration;

                                 c.  loss involving a counterfeit provided, however, this Section
                                     4.c. shall not apply to INSURING CLAUSE 5. or 6.

LIMIT OF LIABILITY/NON-      5.  At all times prior to termination of this Bond, this Bond shall
REDUCTION AND NON-               continue in force for the limit stated in the applicable sections of
ACCUMULATION OF LIABILITY        ITEM 2. of the DECLARATIONS, notwithstanding any
                                 previous loss for which the COMPANY may have paid or be
                                 liable to pay under this Bond provided, however, that the
                                 liability of the COMPANY under this Bond with respect to all loss resulting from:

                                 a.  any one act of burglary, robbery or hold-up, or attempt thereat, in which no EMPLOYEE is concerned or implicated,
                                     or

                                 b.  any one unintentional or negligent act on the part of any one person resulting in damage to or destruction or
                                     misplacement of PROPERTY, or

                                 c.  all acts, other than those specified in a. above, of any one person, or

ICAP Bond (5-98)
Form 17-02-1421
(Ed. 5-98) Page 13 of 19

CONDITIONS AND LIMITATIONS

LIMIT OF LIABILITY/NON-         d.  any one casualty or event other than those specified in a., b.,
REDUCTION AND NON-                  or c. above, shall be deemed to be one loss and shall be
ACCUMULATION OF LIABILITY           limited to the applicable LIMIT OF LIABILITY stated in
(CONTINUED)                         ITEM 2. of the DECLARATIONS of this Bond irrespective
                                    of the total amount of such loss or losses and shall not be cumulative in amounts from year to year or from period to
                                    period.

                                All acts, as specified in c. above, of any one person which

                                i.   directly or indirectly aid in any way wrongful acts of any other person or persons, or

                                ii.  permit the continuation of wrongful acts of any other person or persons

                                whether such acts are committed with or without the knowledge of the wrongful acts of the person so aided, and whether such acts are committed with or without the intent to aid such other person, shall be deemed to be one loss with the wrongful acts of all persons so aided.

DISCOVERY                   6.  This Bond applies only to loss first discovered by an officer of the ASSURED during the BOND PERIOD. Discovery occurs at
                                the earlier of an officer of the ASSURED being aware of:

                                a.   facts which may subsequently result in a loss of a type
                                     covered by this Bond, or

                                b.   an actual or potential claim in which it is alleged that the
                                     ASSURED is liable to a third party,

                                regardless of when the act or acts causing or contributing to such loss occurred, even though the amount of loss does not exceed the applicable DEDUCTIBLE AMOUNT, or the exact amount
                                or details of loss may not then be known.

NOTICE TO COMPANY -         7.  a.   The ASSURED shall give the COMPANY notice thereof at
PROOF - LEGAL PROCEEDINGS            the earliest practicable moment, not to exceed sixty (60)
AGAINST COMPANY                      days after discovery of loss, in an amount that is in excess of 50% of the applicable DEDUCTIBLE AMOUNT, as
                                     stated in ITEM 2. of the DECLARATIONS.

                                b.  The ASSURED shall furnish to the COMPANY proof of
                                    loss, duly sworn to, with full particulars within six (6)
                                    months after such discovery.

                                c.  Securities listed in a proof of loss shall be identified by certificate or bond numbers, if issued with them.

                                d.  Legal proceedings for the recovery of any loss under this
                                    Bond shall not be brought prior to the expiration of sixty
                                    (60) days after the proof of loss is filed with the
                                    COMPANY or after the expiration of twenty-four (24)
                                    months from the discovery of such loss.

                                e.  This Bond affords coverage only in favor of the ASSURED.
                                    No claim, suit, action or legal proceedings shall be brought under this Bond by anyone other than the ASSURED.

ICAP Bond (5-98)
Form 17-02-1421
(Ed. 5-98) Page 14 of 19

CONDITIONS AND
LIMITATIONS

NOTICE TO COMPANY -           f.       Proof of loss involving VOICE INITIATED FUNDS TRANSFER
PROOF - LEGAL                          INSTRUCTION shall include electronic recordings of such
PROCEEDINGS AGAINST                    instructions.
COMPANY (CONTINUED)

DEDUCTIBLE AMOUNT         8.  The COMPANY shall not be liable under any INSURING
                              CLAUSES of this Bond on account of loss unless the amount of such loss, after deducting the net amount of all reimbursement and/or recovery obtained or made by the ASSURED, other than from any Bond or policy of insurance issued by an insurance company and covering such loss, or by the COMPANY on
                              account thereof prior to payment by the COMPANY of such
                              loss, shall exceed the DEDUCTIBLE AMOUNT set forth in
                              ITEM 3. of the DECLARATIONS, and then for such excess
                              only, but in no event for more than the applicable LIMITS OF
                              LIABILITY stated in ITEM 2. of the DECLARATIONS.

                              There shall be no deductible applicable to any loss under
                              INSURING CLAUSE 1. sustained by any INVESTMENT
                              COMPANY.

VALUATION                 9.  BOOKS OF ACCOUNT OR OTHER RECORDS

                              The value of any loss of PROPERTY consisting of books of
                              account or other records used by the ASSURED in the conduct of its business shall be the amount paid by the ASSURED for blank books, blank pages, or other materials which replace the lost books of account or other records, plus the cost of labor paid by the ASSURED for the actual transcription or copying of data to reproduce such books of account or other records.

                              The value of any loss of PROPERTY other than books of account or other records used by the ASSURED in the conduct of its business, for which a claim is made shall be determined by the average market value of such PROPERTY on the business day
                              immediately preceding discovery of such loss provided,
                              however, that the value of any PROPERTY replaced by the
                              ASSURED with the consent of the COMPANY and prior to the
                              settlement of any claim for such PROPERTY shall be the actual market value at the time of replacement.

                              In the case of a loss of interim certificates, warrants, rights or other securities, the production of which is necessary to the exercise of subscription, conversion, redemption or deposit privileges, the value of them shall be the market value of such privileges immediately preceding their expiration if said loss is not discovered until after their expiration. If no market price is quoted for such PROPERTY or for such privileges, the value shall be fixed by agreement between the parties.

                              OTHER PROPERTY

                              The value of any loss of PROPERTY, other than as stated above, shall be the actual cash value or the cost of repairing or replacing such PROPERTY with PROPERTY of like quality and
                              value, whichever is less.

ICAP Bond (5-98)
Form 17-02-1421
(Ed. 5-98) Page 15 of 19

CONDITIONS AND
LIMITATIONS
(CONTINUED)

SECURITIES SETTLEMENT     10. In the event of a loss of securities covered under this Bond, the
                              COMPANY may, at its sole discretion, purchase replacement
                              securities, tender the value of the securities in money, or issue its indemnity to effect replacement securities.

                              The indemnity required from the ASSURED under the terms of this Section against all loss, cost or expense arising from the replacement of securities by the COMPANY'S indemnity shall be:

                              a.   for securities having a value less than or equal to the
                                   applicable DEDUCTIBLE AMOUNT - one hundred
                                   (100%) percent;

                              b. for securities having a value in excess of the DEDUCTIBLE AMOUNT but within the applicable
                                   LIMIT OF LIABILITY - the percentage that the DEDUCTIBLE AMOUNT bears to the value of the securities;

                              c.   for securities having a value greater than the applicable
                                   LIMIT OF LIABILITY - the percentage that the
                                   DEDUCTIBLE AMOUNT and portion in excess of the
                                   applicable LIMIT OF LIABILITY bears to the value of the
                                   securities.

                              The value referred to in Section 10.a., b., and c. is the value in accordance with Section 9, VALUATION, regardless of the
                              value of such securities at the time the loss under the
                              COMPANY'S indemnity is sustained.

                              The COMPANY is not required to issue its indemnity for any portion of a loss of securities which is not covered by this
                              Bond; however, the COMPANY may do so as a courtesy to the
                              ASSURED and at its sole discretion.

                              The ASSURED shall pay the proportion of the Company's
                              premium charge for the Company's indemnity as set forth in
                              Section 10.a., b., and c. No portion of the LIMIT OF
                              LIABILITY shall be used as payment of premium for any
                              indemnity purchased by the ASSURED to obtain replacement
                              securities.

SUBROGATION - ASSIGNMENT  11. In the event of a payment under this Bond, the COMPANY
- RECOVERY                    shall be subrogated to all of the ASSURED'S rights of recovery against any person or entity to the extent of such payment. On request, the ASSURED shall deliver to the COMPANY an
                              assignment of the ASSURED'S rights, title and interest and causes of action against any person or entity to the extent of such payment.

                              Recoveries, whether effected by the COMPANY or by the
                              ASSURED, shall be applied net of the expense of such
                              recovery in the following order:

                              a.   first, to the satisfaction of the ASSURED'S loss which
                                   would otherwise have been paid but for the fact that it is in excess of the applicable LIMIT OF LIABILITY,

                              b.   second, to the COMPANY in satisfaction of amounts paid
                                   in settlement of the ASSURED'S claim,

                              c.   third, to the ASSURED in satisfaction of the applicable
                                   DEDUCTIBLE AMOUNT, and

ICAP Bond (5-98)
Form 17-02-1421
(Ed. 5-98) Page 16 of 19

CONDITIONS AND LIMITATIONS

SUBROGATION - ASSIGNMENT -      d.  fourth, to the ASSURED in satisfaction of any loss suffered
RECOVERY                            by the ASSURED which was not covered under this Bond.
(CONTINUED)
                                Recovery from reinsurance or indemnity of the COMPANY
                                shall not be deemed a recovery under this section.

COOPERATION OF ASSURED      12. At the COMPANY'S request and at reasonable times and
                                places designated by the COMPANY, the ASSURED shall:

                                a.  submit to examination by the COMPANY and subscribe to
                                    the same under oath,

                                b.  produce for the COMPANY'S examination all pertinent
                                    records, and

                                c.  cooperate with the COMPANY in all matters pertaining to the loss.

                                The ASSURED shall execute all papers and render assistance to secure to the COMPANY the rights and causes of action
                                provided for under this Bond. The ASSURED shall do nothing after loss to prejudice such rights or causes of action.

TERMINATION                 13. If the Bond is for a sole ASSURED, it shall not be terminated unless written notice shall have been given by the acting party to the affected party and to the Securities and Exchange
                                Commission, Washington, D.C., not less than sixty (60) days prior to the effective date of such termination.

                                If the Bond is for a joint ASSURED, it shall not be terminated unless written notice shall have been given by the acting party to the affected party, and by the COMPANY to all ASSURED
                                INVESTMENT COMPANIES and to the Securities and Exchange
                                Commission, Washington, D.C., not less than sixty (60) days prior to the effective date of such termination.

                                This Bond will terminate as to any one ASSURED, other than an INVESTMENT COMPANY:

                                a.  immediately on the taking over of such ASSURED by a
                                    receiver or other liquidator or by State or Federal officials,
                                    or

                                b.  immediately on the filing of a petition under any State or
                                    Federal statute relative to bankruptcy or reorganization of the ASSURED, or assignment for the benefit of creditors of the ASSURED, or

                                c.  immediately upon such ASSURED ceasing to exist,
                                    whether through merger into another entity, disposition of all of its assets or otherwise.

                                The COMPANY shall refund the unearned premium computed
                                at short rates in accordance with the standard short rate
                                cancellation tables if terminated by the ASSURED or pro rata if terminated for any other reason.

ICAP Bond (5-98)
Form 17-02-1421
(Ed. 5-98) Page 17 of 19

CONDITIONS AND
LIMITATIONS

TERMINATION                If any partner, director, trustee, or officer or supervisory
(CONTINUED)                employee of an ASSURED not acting in collusion with an
                           EMPLOYEE learns of any dishonest act committed by such
                           EMPLOYEE at any time, whether in the employment of the
                           ASSURED or otherwise, whether or not such act is of the type covered under this Bond, and whether against the ASSURED or any other person or entity, the ASSURED:

                           a.     shall immediately remove such EMPLOYEE from a position
                                  that would enable such EMPLOYEE to cause the ASSURED
                                  to suffer a loss covered by this Bond; and

                           b.     within forty-eight (48) hours of learning that an EMPLOYEE has committed any dishonest act, shall notify the
                                  COMPANY, of such action and provide full particulars of
                                  such dishonest act.

                           The COMPANY may terminate coverage as respects any
                           EMPLOYEE sixty (60) days after written notice is received by each ASSURED INVESTMENT COMPANY and the Securities and
                           Exchange Commission, Washington, D.C. of its desire to
                           terminate this Bond as to such EMPLOYEE.

OTHER INSURANCE        14. Coverage under this Bond shall apply only as excess over any valid and collectible insurance, indemnity or suretyship
                           obtained by or on behalf of:

                           a.     the ASSURED,

                           b.     a TRANSPORTATION COMPANY, or

                           c.     another entity on whose premises the loss occurred or
                                  which employed the person causing the loss or engaged the
                                  messenger conveying the PROPERTY involved.

CONFORMITY             15. If any limitation within this Bond is prohibited by any law controlling this Bond's construction, such limitation shall be deemed to be amended so as to equal the minimum period of
                           limitation provided by such law.

CHANGE OR MODIFICATION 16. This Bond or any instrument amending or affecting this Bond may not be changed or modified orally. No change in or
                           modification of this Bond shall be effective except when made by written endorsement to this Bond signed by an authorized representative of the COMPANY.

                           If this Bond is for a sole ASSURED, no change or modification which would adversely affect the rights of the ASSURED shall be effective prior to sixty (60) days after written notice has been furnished to the Securities and Exchange Commission,
                           Washington, D.C., by the acting party.

ICAP Bond (5-98)
Form 17-02-1421
(Ed. 5-98) Page 18 of 19

CONDITIONS AND
LIMITATIONS

CHANGE OR MODIFICATION    If this Bond is for a joint ASSURED, no charge or modification
(CONTINUED)               which would adversely affect the rights of the ASSURED shall be effective prior to sixty (60) days after written notice has been furnished to all insured INVESTMENT COMPANIES and to the
                          Securities and Exchange Commission, Washington, D.C., by the
                          COMPANY.

ICAP Bond (5-98)
Form 17-02-1421
(Ed. 5-98) Page 19 of 19

                                                FEDERAL INSURANCE COMPANY
                                                Endorsement No.: 1
                                                Bond Number: 81392003

NAME OF ASSURED: SOUND SHORE FUND, INC.

                         MAINE AMENDATORY ENDORSEMENT

It is agreed that this Bond is amended by deleting the third paragraph in its entirety from General Agreement B., Representations Made By Assured, and substituting the following:

"The COMPANY does not provide coverage to the ASSUREDS who intentionally conceal, or misrepresent a material fact, engage in fraudulent conduct or make a false statement relating to this insurance."

This Endorsement applies to loss discovered after 12:01 a.m. on April 30, 2007. ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.

Date: May 4, 2007

State Amendatory-General Use
Form 17-02-1722 (Ed. 8-99)

                                                              ENDORSEMENT/RIDER
Effective date of
this endorsement/rider: April 30, 2007         FEDERAL INSURANCE COMPANY
                                               Endorsement/Rider No. 2
                                               To be attached to and
                                               form a part of Bond No. 81392003


Issued to: SOUND SHORE FUND, INC.

      DELETING VALUATION-OTHER PROPERTY AND AMENDING CHANGE OR MODIFICATION
                                   ENDORSEMENT

In consideration of the premium charged, it is agreed that this Bond is amended as follows:

1. The paragraph titled Other Property in Section 9, Valuation, is deleted in its entirety.
2. The third paragraph in Section 16, Change or Modification, is deleted in its entirety and replaced with the following:

    If this Bond is for a joint ASSURED, no change or modification which would adversely affect the rights of the ASSURED shall be effective prior to sixty (60) days after written notice has been furnished to all insured INVESTMENT COMPANIES and the Securities and Exchange Commission, Washington, D.C., by the COMPANY.

The title and any headings in this endorsement/rider are solely for convenience and form no part of the terms and conditions ofcoverage.

All other terms, conditions and limitations of this Bond shall remain unchanged.

17-02-2437 (12/2006) rev. Page 1

Effective date of
this endorsement: April 30, 2007    FEDERAL INSURANCE COMPANY
                                    Endorsement No.: 3
                                    To be attached to and form a part of Bond
                                    Number:   81392003

Issued to: SOUND SHORE FUND, INC.

             COMPLIANCE WITH APPLICABLE TRADE SANCTION LAWS RIDER

It is agreed that this insurance does not apply to the extent that trade or economic sanctions or other laws or regulations prohibit the coverage provided by this insurance.

ALL OTHER TERMS AND CONDITIONS OF THIS BOND REMAIN UNCHANGED.

Date: May 4, 2007

Form 14-02-9228 (Ed. 4/2004)

                               IMPORTANT NOTICE:

THE SEC REQUIRES PROOF OF YOUR FIDELITY INSURANCE POLICY

Your company is now required to file an electronic copy of your fidelity insurance coverage (Chubb's ICAP Bond policy) to the Securities and Exchange Commission (SEC), according to rules adopted by the SEC on June 12, 2006.

Chubb is in the process of providing your agent/broker with an electronic copy of your insurance policy as well as instructions on how to submit this proof of fidelity insurance coverage to the SEC. You can expect to receive this information from your agent/broker shortly.

The electronic copy of your policy is provided by Chubb solely as a convenience and does not affect the terms and conditions of coverage as set forth in the paper policy you receive by mail. The terms and conditions of the policy mailed to you, which are the same as those set forth in the electronic copy, constitute the entire agreement between your company and Chubb.

If you have any questions, please contact your agent or broker.

Form 14-02-12160 (ed. 7/2006)

                CHUBB & SON, DIV. OF FEDERAL INSURANCE COMPANY
                   AS MANAGER OF THE MEMBER INSURERS OF THE
                      CHUBB GROUP OF INSURANCE COMPANIES

                                 POLICYHOLDER
                             DISCLOSURE NOTICE OF
                         TERRORISM INSURANCE COVERAGE
            (FOR POLICIES WITH NO TERRORISM EXCLUSION OR SUBLIMIT)

You are hereby notified that, under the Terrorism Risk Insurance Act of 2002 (the "Act") effective November 26, 2002, this policy makes available to you insurance for losses arising out of certain acts of international terrorism. Terrorism is defined as any act certified by the Secretary of the Treasury, in concurrence with the Secretary of State and the Attorney General of the United States, to be an act of terrorism; to be a violent act or an act that is dangerous to human life, property or infrastructure; to have resulted in damage within the United States, or outside the United States in the case of an air carrier or vessel or the premises of a United States Mission; and to have been committed by an individual or individuals acting on behalf of any foreign person or foreign interest, as part of an effort to coerce the civilian population of the United States or to influence the policy or affect the conduct of the United States Government by coercion.

You should know that the insurance provided by your policy for losses caused by acts of terrorism is partially reimbursed by the United States under the formula set forth in the Act. Under this formula, the United States pays 90% of covered terrorism losses that exceed the statutorily established deductible to be paid by the insurance company providing the coverage. The portion of your policy's annual premium that is attributable to insurance for such acts of terrorism is: $-0-.

If you have any questions about this notice, please contact your agent or broker.

Form 10-02-1281 (Ed. 1/2003)